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                                                                   EXHIBIT 10.14

                                 ADDENDUM TO THE

                                CHOICEPOINT INC.

                           2003 OMNIBUS INCENTIVE PLAN

      This Addendum to the ChoicePoint Inc. 2003 Omnibus Incentive Plan (the "Plan") is made as of the 20th day of December, 2004, pursuant to resolutions adopted by the Management Compensation Committee of ChoicePoint, Inc. (the "Company"), and the provisions of Section 22 of the Plan.

1. PURPOSE. The purpose of this Addendum is to amend those provisions of the Plan which are required to be amended in order for grants made under the Plan, and communications concerning those grants, to be made pursuant to an "employee share scheme" and thereby to be exempt from provisions of the Financial Services and Markets Act 2000 (United Kingdom), with respect solely to grants made to residents of the United Kingdom. This Addendum shall not apply to any other grants made under the Plan.

2. RESTRICTED AVAILABILITY OF GRANTS. Any grants made pursuant to this Addendum shall be made only to officers and employees of the group of companies of which the Company is a member, and shall be payable only in Common Shares of the Company's stock.

3. DEFINITION OF FAMILY MEMBER. For purposes of grants made pursuant to this Addendum, "Family Members" shall mean a Participant's children and step-children under the age of eighteen, spouses and surviving spouses.

4. INAPPLICABILITY OF CERTAIN PROVISIONS OF PLAN. For purposes of grants made pursuant to this Addendum, subparagraph (l) of Section 4, and the entireties of Sections 5, 7, 8, 9, 10, 16, 17, 18, 19 and 23 of the Plan are not applicable to said grants.

5. INCORPORATION OF REMAINING PLAN PROVISIONS. With the exception of the provisions noted above, the provisions of the Plan will apply or be available to all grants made pursuant to this Addendum.

                                      CHOICEPOINT INC.

                                      By: /s/ Steven W. Surbaugh
                                          -------------------------------------
                                          Title:  Chief Financial Officer